Exhibit 10.4

CONFIRMATION AGREEMENT

THIS CONFIRMATION AGREEMENT (this “Agreement”) is dated as of December 21, 2011, among PowerSecure International, Inc., a Delaware corporation (“Borrower”), each Subsidiary of Borrower a party to this Agreement (collectively with Borrower, the “Loan Parties” and individually, a “Loan Party”), Citibank, N.A., as Administrative Agent (“Administrative Agent”), for the benefit of each Lender.

BACKGROUND.

Borrower has previously entered into that certain Credit Agreement, dated August 23, 2007 by and among Borrower, the Lenders party thereto, and the Administrative Agent (such agreement, as amended prior to the date hereof, the “Existing Credit Agreement”).

Schedule 1 describes each Guaranty or Guaranty Supplement executed by a Loan Party (each such Guaranty or Guaranty Supplement, together with all amendments and restatements, a “Guaranty”), each Security Agreement executed by a Loan Party (each such Security Agreement, together with all amendments and restatements, a “Security Agreement”), and each Deed of Trust executed by a Loan Party (each such Deed of Trust, together with all amendments and restatements, a “Deed of Trust”) in connection with the Existing Credit Agreement.

Borrower has requested that Lenders amend and restate the Existing Credit Agreement, as provided in the Amended and Restated Credit Agreement dated as of the date hereof (such agreements, together with all amendments and restatements being referred herein as the “Credit Agreement”).

It is a condition precedent to the effectiveness of the Credit Agreement that each Loan Party execute and deliver this Agreement.

AGREEMENT.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as a condition to the effectiveness of the Credit Agreement and in order to induce Lenders to enter into the Credit Agreement, each Loan Party agrees as follows:

1. Definitions. Capitalized terms not otherwise defined in this Agreement have the meaning specified in the Credit Agreement.

2. Ratification. Each Loan Party (a) agrees, ratifies and confirms that the Guaranty to which such Loan Party is a party (if any) remains in full force and effect, and after giving effect to this Agreement and the Credit Agreement, is a valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except to the extent that the enforceability hereof and thereof may be limited by bankruptcy, insolvency or like laws affecting creditors rights generally and by the application of general equitable principles (whether such enforcement is sought by proceedings in equity or law), (b) agrees, ratifies and confirms that the Security Agreement to which such Loan Party is a party (if any) remains in full force and effect, and after giving effect to this Agreement and the Credit Agreement, is a valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except to the extent that the

CONFIRMATION AGREEMENT

enforceability hereof and thereof may be limited by bankruptcy, insolvency or like laws affecting creditors rights generally and by the application of general equitable principles (whether such enforcement is sought by proceedings in equity or law), (c) agrees, ratifies and confirms that the Deed of Trust (if any) to which such Loan Party is a party remains in full force and effect, and after giving effect to this Agreement and the Credit Agreement, is a valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except to the extent that the enforceability hereof and thereof may be limited by bankruptcy, insolvency or like laws affecting creditors rights generally and by the application of general equitable principles (whether such enforcement is sought by proceedings in equity or law), (d) agrees that each reference in each Loan Document (as defined in the Existing Credit Agreement) to the Existing Credit Agreement shall mean the Credit Agreement, and (e) represents and warrants to Lenders and Administrative Agent that (i) each representation and warranty in the Guaranty to which such Loan Party is a party is true and correct in all material respects as of the date hereof (including after giving effect to the Credit Agreement), except those representations and warranties that speak to a specific date or to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties are true and correct in all respects, (ii) each representation and warranty in the Security Agreement to which such Loan Party is a party is true and correct in all material respects as of the date hereof (including after giving effect to the Credit Agreement), except those representations and warranties that speak to a specific date or to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties are true and correct in all respects, (iii) each representation and warranty in the Deed of Trust to which such Loan Party is a party is true and correct in all material respects as of the date hereof (including after giving effect to the Credit Agreement), except those representations and warranties that speak to a specific date or to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties are true and correct in all respects, (iv) each representation and warranty in each other Loan Document to which such Loan Party is a party is true and correct in all material respects as of the date hereof (including after giving effect to the Credit Agreement), except those representations and warranties that speak to a specific date or to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties are true and correct in all respects, (v) such Loan Party has received and reviewed a copy of the Credit Agreement, and (vi) such Loan Party will receive both direct and indirect benefit from its execution and delivery of this Agreement.

3. Obligations Restatement. Neither the Credit Agreement nor any other Loan Document is intended as or shall be construed as a release or novation of any “Obligation” or “Obligations” (as defined in the Existing Credit Agreement), all of which are continued by the Credit Agreement.

4. Loan Document. This Agreement is a Loan Document.

5. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

6. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW

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YORK. BORROWER, EACH OTHER LOAN PARTY AND EACH OTHER PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

7. WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUM-ENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

8. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

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IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

Borrower: POWERSECURE INTERNATIONAL, INC.

By:	/s/ Christopher T. Hutter
	Print Name:	Christopher T. Hutter
	Print Title:	Chief Financial Officer

CONFIRMATION AGREEMENT

Loan Parties:

POWERSECURE, INC.

POWERSERVICES, INC.

ENERGYLITE, INC.

UTILITYENGINEERING, INC.

UTILITYDESIGN, INC.

WATERSECURE HOLDINGS, INC. (f/k/a

Marcum Gas Transmission, Inc.)

REID’S TRAILER, INC.

EFFICIENTLIGHTS, LLC

POWERPACKAGES, LLC

MARCUM GAS METERING, INC. (f/k/a

Metretek, Incorporated)

INNOVATIVE ELECTRONIC SOLUTIONS

LIGHTING, LLC

POWERSECURE HAITI USA, INC.

By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Chief Financial Officer for all

CONFIRMATION AGREEMENT

Administrative Agent: CITIBANK, N.A., as Administrative Agent

By:	/s/ Gary D. Pitcock
	Print Name:	Gary D. Pitcock
	Print Title:	Senior Vice President

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SCHEDULE 1

POWERSECURE INTERNATIONAL, INC.

1.	Security Agreement dated as of August 23, 2007 made by PowerSecure International, Inc. in favor of Citibank, N.A., as Administrative Agent, for the ratable benefit of each Secured Creditor thereunder.

POWERSECURE, INC.

1.	Security Agreement dated as of August 23, 2007 made by PowerSecure, Inc. in favor of Citibank, N.A., as Administrative Agent, for the ratable benefit of each Secured Creditor thereunder.

2.	Guaranty dated as of August 23, 2007 made by PowerSecure, Inc. in favor of the Guaranteed Parties thereunder.

3.	Deed of Trust dated as of January 17, 2008 from PowerSecure, Inc. in favor of Mary C. Trucker, as Trustee, for the benefit of Citibank, N.A., as Administrative Agent

UTILITYENGINEERING, INC.

1.	Guaranty dated as of August 23, 2007 made by UtilityEngineering, Inc. in favor of the Guaranteed Parties thereunder.

2.	Security Agreement dated as of August 23, 2007, made by UtilityEngineering, Inc. in favor of Citibank, N.A., as Administrative Agent, for the ratable benefit of each Secured Creditor thereunder.

POWERSERVICES, INC.

1.	Guaranty dated as of August 23, 2007 made by PowerServices, Inc. in favor of the Guaranteed Parties thereunder.

2.	Security Agreement dated as of August 23, 2007, made by PowerServices, Inc. in favor of Citibank, N.A., as Administrative Agent, for the ratable benefit of each Secured Creditor thereunder.

ENERGYLITE, INC.

1.	Guaranty dated as of August 23, 2007 made by EnergyLite, Inc. in favor of the Guaranteed Parties thereunder.

2.	Security Agreement dated as of August 23, 2007, made by EnergyLite, Inc. in favor of Citibank, N.A., as Administrative Agent, for the ratable benefit of each Secured Creditor thereunder.

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REID’S TRAILER, INC.

1.	Guaranty dated as of August 23, 2007 made by Reid’s Trailer, Inc. in favor of the Guaranteed Parties thereunder.

2.	Security Agreement dated as of August 23, 2007, made by Reid’s Trailer, Inc. in favor of Citibank, N.A., as Administrative Agent, for the ratable benefit of each Secured Creditor thereunder.

UTILITYDESIGN, INC.

1.	Guaranty dated as of August 23, 2007 made by UtilityDesign, Inc. in favor of the Guaranteed Parties thereunder.

2.	Security Agreement dated as of August 23, 2007, made by UtilityDesign, Inc. in favor of Citibank, N.A., as Administrative Agent, for the ratable benefit of each Secured Creditor thereunder.

MARCUM GAS METERING, INC. (f/k/a Metretek, Incorporated)

1.	Guaranty dated as of August 23, 2007 made by Marcum Gas Metering, Inc. in favor of the Guaranteed Parties thereunder.

2.	Security Agreement dated as of August 23, 2007, made by Marcum Gas Metering, Inc. in favor of Citibank, N.A., as Administrative Agent, for the ratable benefit of each Secured Creditor thereunder.

POWERPACKAGES, LLC

1.	Guaranty Supplement No. 3 dated as of June 9, 2009 made by PowerPackages, LLC in favor of the Guaranteed Parties thereunder.

2.	Security Agreement dated as of June 9, 2009, made by PowerPackages, LLC in favor of Citibank, N.A., as Administrative Agent, for the ratable benefit of each Secured Creditor thereunder.

EFFICIENTLIGHTS, LLC

1.	Guaranty Supplement No. 1 dated as of August 27, 2007 made by EfficientLights, LLC in favor of the Guaranteed Parties thereunder.

2.	Security Agreement dated as of August 27, 2007, made by EfficientLights, LLC in favor of Citibank, N.A., as Administrative Agent, for the ratable benefit of each Secured Creditor thereunder.

INNOVATIVE ELECTRONIC SOLUTIONS LIGHTING, LLC

1.	Guaranty Supplement No. 4 dated as of April 1, 2010 made by Innovative Electronic Solutions Lighting, LLC in favor of the Guaranteed Parties thereunder.

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2.

Security Agreement dated as of April 1, 2010, made by Innovative Electronic Solutions Lighting, LLC in favor of Citibank, N.A., as Administrative Agent, for the ratable benefit of each Secured Creditor thereunder.

POWERSECURE HAITI USA, INC.

1.	Guaranty Supplement No. 5 dated as of November 1, 2010 made by PowerSecure Haiti USA, Inc. in favor of the Guaranteed Parties thereunder.

2.	Security Agreement dated as of November 1, 2010, made by PowerSecure Haiti USA, Inc. in favor of Citibank, N.A., as Administrative Agent, for the ratable benefit of each Secured Creditor thereunder.

WATERSECURE HOLDINGS, INC. (f/k/a Marcus Gas Transmission, Inc.)

1.	Guaranty dated as of August 23, 2007 made by WaterSecure Holdings, Inc. in favor of the Guaranteed Parties thereunder.

2.	Security Agreement dated as of August 23, 2007, made by WaterSecure Holdings, Inc. in favor of Citibank, N.A., as Administrative Agent, for the ratable benefit of each Secured Creditor thereunder.

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